Supplement to the

Fidelity® Capital & Income Fund

June 29, 2023

As Revised November 8, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.65%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.01%B

Acquired fund fees and expenses	0.28%C

Total annual operating expenses	0.94%

Fee waiver and/or expense reimbursement	0.01%D

Total annual operating expenses after fee waiver and/or expense reimbursement	0.93%C

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.12% was previously charged under the services agreements.

B Adjusted to reflect current fees.

C Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses after fee waiver and/or expense reimbursements are 0.68%.

D The fund may invest in a business development company (BDC) advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. The Adviser has contractually agreed to reimburse the fund with respect to the portion of the fund’s assets invested in such BDC. This arrangement is in effect through August 31, 2024.

1 year	$ 95

3 years	$ 298

5 years	$ 519

10 years	$ 1,153

CAI-SUSTK-0324-101 1.9886598.101	March 1, 2024